Exhibit 99.5

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-A

KEY PERFORMANCE FACTORS
April 30, 1997



        Expected B Maturity                         9/15/04


        Blended Coupon                               6.0038%


        Excess Protection Level
          3 Month Average   4.92%
            April, 1997   3.68%
            March, 1997   5.77%
            February, 1997   5.31%


        Cash Yield                                  16.23%


        Investor Charge Offs                         4.55%


        Base Rate                                    8.00%


        Over 35 Day Delinquency                      4.27%


        Seller's Interest                           20.02%


        Total Payment Rate                          12.21%


        Total Principal Balance                     $27,182,850,184.68


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $5,443,222,666.19